Supplement	October 30, 2026

Eventide High Dividend ETF

NYSE Arca Ticker: ELCV

(the “Fund”)

This information supplements certain information contained in the Prospectus, Summary Prospectus, and Statement of Additional Information for the Fund, dated September 1, 2026, and should be read in conjunction with such Prospectus and Summary Prospectus.

The first paragraph in the Principal Investment Strategy section for the Fund is hereby replaced with the following:

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying securities. Under normal market conditions, the Fund seeks to provide a dividend yield greater than the average dividend yield of the equity securities in the Bloomberg US 3000 Total Return Index, measured on a gross basis. The Fund invests in companies identified by Eventide Asset Management, LLC (the “Adviser”) as having strong fundamentals, creating value for stakeholders (customers, employees, supply chain, community, environment, society and shareholders), and that, in the Adviser's opinion, represent above-average long-term investment opportunities for dividend income, dividend growth, and stock price capital appreciation. The ethical principles that the Adviser uses within its fundamental research process to screen investments are more fully described below under “Faith-Based Screening.”

You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, dated September 1, 2026, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at (877) 771-EVEN or (877) 771-3836, or by writing to the Fund at 1 International Place, Suite 4210, Boston, MA 02110.

Please retain this Supplement for future reference.